Rule 497(e) File Nos. 333-133512

and 811-02733

THE SALOMON BROTHERS FUND INC

Supplement dated July 12, 2006

to Statement of Additional Information dated June 30, 2006

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information of The Salomon Brothers Fund Inc (the “Portfolio”):

The following supplements the section entitled “Portfolio Manager Disclosure”

Effective as of July 12, 2006, Brian Posner and Brian Angerame will co-manage the Portfolio’s assets.

Other Accounts Managed by the Portfolio Managers

The table below identifies, as of May 31, 2006, the number of accounts (other than the Portfolio) for which Mr. Posner and Mr. Angerame have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and managed accounts. None of the accounts shown are subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Managed Accounts
Brian Posner	6 registered investment companies with $2.81 billion in total assets under management	1 other pooled investment vehicle with $10 million in total assets under management	3773 managed accounts with $220 million in total assets under management

Brian Angerame	3 registered investment companies with $1.64 billion in total assets under management	None	612 managed accounts with $110 million in total assets under management

Portfolio Manager Security Ownership

The table below identifies ownership of portfolio securities by Mr. Posner and Mr. Angerame as of May 31, 2006.

Portfolio Manager	Dollar Range of Ownership of Securities in the Portfolio
Brian Posner	None
Brian Angerame	None